GOLDMAN SACHS ETF TRUST

Goldman Sachs Future Tech Leaders Equity ETF

(the “Fund”)

Supplement dated May 31, 2023 to the

Prospectus dated December 29, 2022, as supplemented to date

The Fund’s secondary benchmark, the MSCI ACWI Select Information Technology + Communication Services + Internet & Direct Marketing Retail (Excluding >$100B Market Capitalization) Index, is undergoing certain changes and will become the MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index, effective June 1, 2023 (the “Effective Date”). Accordingly, on the Effective Date, the Prospectus is revised as follows:

The following replaces the fifth paragraph under “Investment Management Approach—Principal Investment Strategies—Additional Information”:

The Goldman Sachs Future Tech Leaders Equity ETF’s benchmark is the MSCI ACWI Index. The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The Fund’s secondary benchmark index is the custom MSCI ACWI Select Information Technology + Communication Services (excluding >$100B Market Cap) Index. The custom benchmark is comprised of those companies classified within the Information Technology sector and Communication Services sector within the MSCI ACWI Index and excludes companies with a market capitalization over $100 billion.

This Supplement should be retained with your Prospectus for future reference.

FTRETF1OPSTK 05-23